SCHEDULE 14A INFORMATION

    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                          of 1934 (Amendment No. ____)


Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]


Check the appropriate box:

[  ]       Preliminary Proxy Statement
[  ]       Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[X ]       Definitive Proxy Statement
[  ]       Definitive Additional Materials
[  ]       Soliciting  Material Pursuant  to  Section  240.14a-11(c)  or Section
           240.14a-12

                              Sono-Tek Corporation
--------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x ]     No fee required
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      (2)    Aggregate number of securities to which transaction applies:
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      (3)    Per unit  price or other  underlying  value of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)    Proposed maximum aggregate value of transaction:
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      (5)    Total fee paid:
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[  ]       Fee paid previously with preliminary materials.

[  ]       Check  box if  any part of the fee is offset as  provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)       Amount Previously Paid:
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           (4)       Date Filed:
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Notes:

                             SONO-TEK CORPORATION
                             2012 Route 9W, Bldg. 3
                             Milton, New York 12547

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                 AUGUST 20, 1998

The 1998 Annual Meeting of Shareholders of Sono-Tek Corporation ( the "Company") will be held in the Stewart Room at the Ramada Inn, 1055 Union Avenue, Newburgh, NY 12550 on August 20, 1998 at 9:00 A.M., local time, for the following purposes:

     1. To elect three (3) directors of the Company to serve until the 2000 Annual Meeting of Shareholders of the Company and to elect one (1) director of the Company to serve until the 1999 Annual Meeting of Shareholders of the Company.

     2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending February 28, 1999.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on July 1, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. A list of shareholders entitled to vote will be available for examination by interested shareholders at the offices of the Company, 2012 Route 9W, Bldg. 3, Milton, New York 12547 during ordinary business hours until the meeting.


Claudine Y. Corda, Secretary


                              Dated: July 13, 1998


             YOUR VOTE IS IMPORTANT. EVEN IF YOU DESIRE TO ABSTAIN,

          PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING

                             POSTAGE PAID ENVELOPE.

                              SONO-TEK CORPORATION
                             2012 Route 9W, Bldg. 3
                             Milton, New York 12547

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 20, 1998

The accompanying proxy is solicited by the Board of Directors of SONO-TEK CORPORATION, a New York corporation (the "Company"), for use at the 1998 Annual Meeting of Shareholders of the Company to be held on August 20, 1998.

All Proxies that are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. In the absence of contrary instructions, shares represented by such proxy will be voted
(i) FOR approval of the election of each of the individuals nominated as directors set forth herein, and (ii) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's auditors for the fiscal year ending February 28, 1999. A shareholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its offices in Milton, New York either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the 1998 Annual Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

Abstentions will be treated as shares present and entitled to vote for quorum purposes but as not voted for purposes of determining the approval of any matters submitted to the shareholders for a vote. Except as otherwise provided by law or by the Company's certificate of incorporation or bylaws, abstentions will not be counted in determining whether a matter has received a majority of votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.
Broker non-votes are not counted for quorum purposes.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, the Proxy, and the 1998 Annual Report to Shareholders are intended to be mailed on or about July 21, 1998 to shareholders of record at the close of business on July 1, 1998. At said record date, the Company had 4,374,387 outstanding shares of common stock.

                          ITEM 1. ELECTION OF DIRECTORS

The Board of Directors is divided into two classes. The directors in each class are to serve for a term of two years, and until their respective successors are duly elected and qualify. Three (3) directors will be elected at the Annual Meeting by plurality vote to hold office until the Company's 2000 Annual Meeting of Shareholders and one (1) director to hold office until the Company's 1999 Annual Meeting of Shareholders and until their successors shall be duly elected and shall qualify.

Management intends to vote the accompanying Proxy FOR election as directors of the Company, the nominees named below, unless the Proxy contains contrary instructions. Proxies that direct the Proxy holders to withhold voting in the matter of electing directors will not be voted as set forth above. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. On all matters that may properly come before the 1998 Annual Meeting, each share has one vote. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the Proxy will be voted for the election of such person or persons as shall be designated by the directors.

NOMINEES FOR DIRECTORS
----------------------

NOMINEES FOR ELECTION TO TERM EXPIRING 2000
-------------------------------------------
The following three persons, each of whom is currently serving as a director, are nominated for election as directors of the Company to hold office until the Company's 2000 Annual Meeting of Shareholders.

James L. Kehoe, 51, has been a Director of the Company since June 1991 and Chief Executive Officer of the Company since August 1993. Prior to that, he was President and Chief Executive Officer of Plasmaco, Inc., which he founded in 1987 and remained as President and CEO until July 1993. Plasmaco is involved in the development and manufacture of AC plasma flat panel displays. From 1965 to 1987 Mr. Kehoe was employed by International Business Machines Corporation where he held a variety of engineering and management positions.

Samuel Schwartz, 78, has been a Director of the Company since August 1987 and Chairman of the Board since February, 1993. From 1959 to 1993 he was the Chairman and CEO of Krystinel Corporation, a manufacturer of ceramic magnetic components used in electronic circuitry. He received a B.Ch.E from Rensselaer Polytechnic Institute in 1941 and a M.Ch.E from New York University in 1948.

J. Duncan Urquhart, 44, has been a Director of the Company since September 1988. Since October 1997, Mr. Urquhart has been the Director of Business Operations at The Gun Parts Corporation, an international supplier of gun parts. Prior to his resignation in October 1997, he was Controller of the Company from January 1988, and Treasurer of the Company from September 1988. Since his resignation from these offices he has continued as a part time employee of the Company at $500 per month.

NOMINEE FOR ELECTION TO TERM EXPIRING 1999
------------------------------------------
The following person, who was elected a Director by the Board of Directors of the Company on June 26, 1998 to fill a vacancy created by the resignation of Stephen E. Globus (whose term as a Director would have expired at the 1999 Annual Meeting of Shareholders) is nominated for election as a Director of the Company to hold office until the Company's 1999 Annual Meeting:

Christopher L. Coccio, (57) has been a Director of the Company since June 26, 1998. From 1964 to 1996 he held various management positions at General Electric Company. He received a B.S. from Stevens Institute of Technology, a M.S. from the University of Colorado and a Ph.D. from Rensselaer Polytechnic Institute. He is a consultant to the New York State Legislative Commission on Science and Technology.

DIRECTOR CONTINUING AS DIRECTOR
-------------------------------

The person named below is currently serving as a director of the Company. His term expires at the 1999 Annual Meeting of Shareholders.

Dr. Harvey L. Berger, 59, has been a Director of the Company since June 1975. He was President of the Company from November 1981 to September 1984. He has again been President of the Company since September 1985. From September 1986 to September 1988, he also served as Treasurer. He was Vice Chairman of the Company from March 1981 to September 1985. He holds a Ph.D. in Physics from Rensselaer Polytechnic Institute.

Directors are presently paid no fee for their service as directors. The Board of Directors held four meetings in the fiscal year ended February 28, 1998 and acted on one occasion by unanimous written consent. Each of the Directors attended 100% of the aggregate of meetings of the Board and committee meetings of which he was a member.

The Board of Directors has a nominating committee to research and determine candidates for nomination as directors of the Company (the "Nominating Committee"). The Nominating Committee presently consists of Messrs. Schwartz and Urquhart. The Nominating Committee did not meet during the fiscal year ended February 28, 1998. The Nominating Committee will consider nominees recommended by shareholders; no special procedure needs to be followed in submitting such recommendation.

The Company has no audit committee or compensation committee.

EXECUTIVE COMPENSATION
----------------------

The following table sets forth the aggregate remuneration paid or accrued by the Company through February 28, 1998 for the Chief Executive Officer of the Company. No other executive officer received aggregate remuneration that equaled or exceeded $100,000 for the fiscal year ended February 28, 1998.

                                                  SUMMARY COMPENSATION TABLE
                                                  --------------------------

                                                                                        Long Term
                                                                                       Compensation
                                                  Annual Compensation               Awards, Securities            All Other
Name and Principal Position     Year          Salary ($)          Bonus ($)       Underlying Options (#)     Compensation ($)(1)
--------------------------------------------------------------------------------------------------------------------------------

James L. Kehoe                  1998           $102,000                $0                200,000                 $1,244
Chief Executive Officer
                                1997             85,000                 0                      0                    818

                                1996             85,000             5,625                 10,000(2)                   0

(1) Dollar amounts are Company contributions under the SARSEP described below.

(2) Under the terms of an employment agreement between the Company and Mr. Kehoe dated August 16, 1993, Mr. Kehoe was entitled to receive options to purchase 10,000 shares of the Company's Common stock for each year the Company was profitable through 1996. These options were earned in fiscal 1996 and were granted by the Board of Directors on June 3, 1996.

EMPLOYMENT ARRANGEMENTS
-----------------------

Under the terms of an Employment Agreement dated October 14, 1993, Dr. Harvey L. Berger is eligible to receive an annual salary of $77,500 and incentive compensation of up to $10,000 based upon the Company's quarterly and annual profit performance. This annual salary and incentive compensation is to be reviewed annually. During fiscal 1998 Dr. Berger received an annual salary of $85,000 and no incentive compensation.

STOCK OPTION PLAN
-----------------

The Company has in effect the 1993 Stock Incentive Plan (the "1993 Plan"). An aggregate of 750,000 shares of common Stock was reserved for issuance pursuant to the 1993 Plan. As of May 20, 1998 there were outstanding options to purchase an aggregate of 552,624 shares of common stock at prices ranging from $.33 to $.82 per share.

Shown below is information with respect to individual grants of stock options made during the last completed fiscal year to the executive officer named in the Summary Compensation Table.

                                  OPTION GRANTS IN LAST FISCAL YEAR
                                  ---------------------------------
                                                                                          Potential realizable value at
                                                                                            assumed annual rates of
                                                                                           stock price appreciation
Individual Grants                                                                             for option term(1)
----------------------------------------------------------------------------------------------------------------------
                     Number of        Percent of
                    securities       total options    Exercise or       Expiration
                    underlying         granted         base price         date(2)          5%  ($)           10% ($)
                      options         to employees       ($/Sh)
Name                granted (#)      in fiscal year

James L. Kehoe        200,000             67%             $.37            8/1/07           $77,700           $81,400

(1) The assumed annual rates of stock price appreciation of 5% and 10% are set by Securities and Exchange Commission rules, and are not intended as a forecast of possible future appreciation in stock prices.

(2) All 200,000 options were fully exercisable on the date of the grant, August 1, 1997.

Shown below is information with respect to exercises of stock options during the last completed fiscal year by the executive officer named in the Summary Compensation Table and the fiscal year-end value of unexercised options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
                ------------------------------------------------------------------------

                                                                 Number of
                                                                securities             Value of
                                                                underlying          unexercised
                                                               unexercised           in-the-money
                                                                options at            options at
                                                              fiscal year-end       fiscal year-end
                                                                    (#)                   ($)
                                                              -------------------------------------
                        Shares
                      acquired on        Value                Exercisable/            Exercisable/
     Name             exercise (#)      realized ($)          unexercisable           unexercisable

James L. Kehoe             0                0                 264,500/5,500             96,800/0


Description of Simplified Employee Pension Plan
-----------------------------------------------

The Company maintains a Simplified Employee Pension Plan including a Salary Reduction option ("SARSEP") for employees of the Company pursuant to the Internal Revenue Code. Under the SARSEP plan an eligible employee may elect to make a salary reduction of up to 15% of his compensation as defined in the plan, with the Company making a contribution currently equal to 2% of the employee's compensation. Employee contributions for any calendar year are limited to a specific dollar amount that is indexed to reflect inflation

Board Report on Executive Compensation
--------------------------------------

The compensation of the executive officers of the Company is set by the Board of Directors upon recommendation of the Chairman, Samuel Schwartz, at levels competitive with executive officers with comparable qualifications, experience and responsibilities at other similar businesses. Such individuals receive a base salary, and incentive compensation based on the achievement of certain operating objectives. (Mr. Coccio who was elected a Director on June 26, 1998 has not yet participated in this process.)

                               BOARD OF DIRECTORS:
                               -------------------
                                Harvey L. Berger
                                 James L. Kehoe
                                 Samuel Schwartz
                               J. Duncan Urquhart

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

The Board of Directors does not have a compensation committee. Accordingly the entire Board of Directors determined executive compensation during the fiscal year ended February 28, 1998. All of the Directors of the Company, except for Mr. Urquhart and Mr. Coccio, were executive officers of the Company throughout the fiscal year. Mr. Urquhart was an executive officer of the Company until his resignation as an executive officer in October 1997, and he has continued since such resignation as a part time employee of the Company.

Performance Graph
-----------------

The graph below compares five-year cumulative total return for a shareholder investing $100 in the Company on February 29, 1993, with the Standard & Poor's 500 Composite Index, a performance indicator of the overall stock market, and the Standard & Poor's index of Manufacturing Diversified Industrials, an index of the Company's peer groups, assuming reinvestment of all dividends.


                                    [OBJECT OMITTED]

                                         1993        1994        1995        1996         1997        1998
                                         -----------------------------------------------------------------
S&P 500 Index                            $100        $108        $116        $157         $198        $267
                                         -----------------------------------------------------------------
Manufacturing-Diversified Industrials    $100        $122        $130        $187         $246        $302
                                         -----------------------------------------------------------------
Sono-Tek Corporation                     $100         $47         $58         $50          $25         $67
                                         -----------------------------------------------------------------


Beneficial Ownership of Shares
------------------------------

The following information is furnished as of June 22, 1998 (except for Mr. Coccio for which the date is June 26, 1998) to indicate beneficial ownership of the Company's Common Stock by each director and nominee, by each executive officer, by all directors and executive officers as a group and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners. Unless otherwise indicated, the named person has sole voting and investment power.

Name (and address if                                  Amount
   more than 5%)  of                               Beneficially
   Beneficial owner                                   Owned                  Percent
   ----------------                                   -----                  -------

Directors and Nominees
   *Harvey L. Berger                                 371,700(1)                8.4%
    Christopher L. Coccio                                  0                     0%
   *James L. Kehoe                                   296,400(2)                6.4%
   *Samuel Schwartz                                  307,054(3)                6.9%
    J. Duncan Urquhart                                25,000(4)                 **

Executive Officer
    Kathleen N. Martin                                     0                     0%

All Executive Officers and Directors as a Group    1,000,154(5)               20.9%


Additional 5% owners
   Carl Levine                                       317,500(6)                7.3%
   139 Ruxton Road
   Mt. Kisco, NY 10549

   Herbert Spiegel                                   281,271(7)                6.3%
   425 East 58th Street
   New York, NY 10022

*c/o Sono-Tek Corporation, 2012 Route 9W, Bldg. 3, Milton, NY  12547.

**Less than 1%

(1) Includes 4,000 shares in the name of Dr. Berger's wife and includes options to purchase 50,000 shares under the 1993 Plan.

(2) Includes options to purchase 268,000 shares under the 1993 Plan.

(3) Assumes the conversion of a convertible secured subordinated promissory note in the principal sum of $50,000 into 71,400 shares of Common Stock but does not assume the exercise of a warrant Mr. Schwartz would receive upon said conversion, which warrant would be exercisable at $1.50 per share for an additional 71,400 shares of Common Stock. The note was part of an aggregate of $530,000 of said notes sold by the Company in November 1993 in a private placement with accredited investors. The notes, as amended, become due August 15, 2000.

(4) Includes options to purchase 25,000 shares under the 1993 Plan.

(5) Assumes the conversion of convertible secured subordinated promissory notes into an aggregate of 71,400 shares as discussed in footnote 3 above and includes options to purchase 343,000 shares under the 1993 Plan.

(6) Includes 5,500 shares in the name of Mr. Levine's wife. Information reported in the above is based on information that was ascertained in 1996. The Company is unaware of any changes that may have occurred since that time.

(7) Assumes the conversion of a convertible secured subordinated promissory note in the principal sum of $65,000 into 92,820 shares of Common Stock as discussed in footnote 3 above.

Certain Transactions
--------------------

On April 30, 1997, the Company entered into an agreement with the holders of its convertible secured subordinated promissory notes, in the aggregate principal amount of $530,000. These notes had been sold by the Company in November 1993 and were to become due on August 15, 1997. The Company was in default on certain interest payments on the notes. The noteholders agreed to (1) accept shares of the Company's common stock (valued at $0.40 per share) as payment for the total amount of past due interest (plus interest on past due interest) due as of February 15, 1997; (2) waive the default as to nonpayment of interest until March 1, 1998; (3) extend the due date of the notes from August 15, 1997 until August 15, 2000; and (4) reduce the interest rate from 1/2% below prime to 1% below prime. The shares issued as payment for interest due as of February 15, 1997 included 15,988 shares to Samuel Schwartz and 20,784 shares to Herbert Spiegel.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Based solely on information made available to the Company, the Company is advised that the following persons failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934 during the Company's most recent fiscal year. Mr. Kehoe filed one late report covering two transactions. Mr. Schwartz filed one late report covering one transaction.
Ms. Martin filed one late report to report one transaction.


                 ITEM 2. RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has appointed Deloitte & Touche LLP, Certified Public Accountants, to audit the books of account and other records of the Company for the fiscal year ending February 28, 1999. Said firm served in this capacity for the fiscal year ended February 28, 1998. In the event of a negative vote, the Board of Directors will reconsider its election. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they desire to do so.

The Board of Directors of Sono-Tek Corporation voted to dismiss Anchin, Block & Anchin LLP (the "Former Accountants") as the Company's independent accountants. On October 30, 1996 the Company formally notified the former accountants of such dismissal. There were no disagreements between the Company and the former accountants during the Company's 1996 Fiscal year and the subsequent interim period preceding such dismissal on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the former accountants, would have caused the former accountants to make reference to the matter in their reports. Additionally, during the aforesaid periods the Company was not advised by the former accountants of any "reportable events" as defined in paragraph 304(a)(1)(v) of regulation S-K. As required by Item 304 of Regulation S-K, the former accountants have furnished to the Company a letter addressed to the SEC stating that they agree with the statements made by the Company herein. The Board of Directors of the Company, after dismissing the former accountants as the Company's independent accountants, voted to retain Deloitte & Touche LLP as the Company's independent accountants. The Company's Board of Directors formally notified Deloitte & Touche LLP that they had been retained on October 31, 1996.

THE  BOARD  OF  DIRECTORS   RECOMMENDS  THAT  THE  SHAREHOLDERS   VOTE  FOR  THE
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.


                              ITEM 3. OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Expenses
--------

The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expense of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and facsimile by officers and other regular employees of the Company but no additional compensation will be paid to such individuals.

Future Shareholders Proposals
-----------------------------

The Company must receive at its offices any proposal which a shareholder wishes to submit to the 1999 annual meeting of shareholders before March 15, 1999, if the proposal is to be considered by the Board of Directors for inclusion in the proxy material for that meeting.

July 13, 1998

                       FORM OF PROXY CARD


                        FOR all nominees      WITHHOLD AUTHORITY
                         listed at right        to vote for all
                       (except as marked)   nominees listed at right

                                                                 Nominees:
1. The election of four (4)                                Christopher L. Coccio
directors of the Company.                                  James L. Kehoe
                                                           Samuel Schwartz
                                                           J. Duncan Urquhart

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list to the right)

         FOR       AGAINST      ABSTAIN

2. Ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.

If no direction is made, this proxy will be voted FOR Proposals 1 & 2.

PLEASE  SIGN,  DATE AND  RETURN  THE PROXY  CARD  PROMPTLY,  USING THE  ENCLOSED
ENVELOPE.

Your signature on this proxy is your acknowledgment of receipt of the Notice of Meeting and Proxy Statement, both dated July 13, 1998.

SIGNATURE(S): __________________________ Date: ___________
                      (Signature)

SIGNATURE(S): __________________________ Date: ___________
              (Signature if held jointly)

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              SONO-TEK CORPORATION
                 2012 Route 9W, Bldg. 3, Milton, New York, 12547
           This Proxy is solicited on behalf of the Board of Directors

The undersigned shareholder(s) of Sono-Tek Corporation, a corporation under the laws of the State of New York, hereby appoints Samuel Schwartz and J. Duncan Urquhart as my (our) proxies, each with the power to appoint a substitute, and hereby authorizes them, and each of them individually, to represent and to vote, as designated on the reverse, all of the shares of Sono-Tek Corporation, which the undersigned is or may be entitled to vote at the Annual Meeting of Shareholders to be held in the Stewart Room at the Ramada Inn, 1055 Union Avenue, Newburgh, New York 12550, at 9:00 A.M., New York time, on August 20, 1998, or any adjournment thereof. The Board of Directors recommends a vote FOR the following proposals on the reverse side.

                  IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE